Financial instruments	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial instruments
14	Financial instruments

a)	Fair value classification of financial instruments
The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (prices) or indirectly (derived from prices). Level 3 inputs are for the assets or liabilities that are not based on observable market data (unobservable inputs).
The Company’s financial instruments consist of cash and cash equivalents, receivables, deposits, accounts payable and accrued liabilities, loan payable and lease liabilities.
The carrying values of cash and cash equivalents, receivables, deposits and accounts payable and accrued liabilities approximate their fair value due to their short terms to maturity.
The following table summarizes the classification and carrying values of the Company’s financial instruments at December 31, 2022 and 2021:

December 31, 2022	FVTPL	Amortized cost (financial assets)	Amortized cost (financial liabilities)	Total

Financial assets

Cash and cash equivalents	$ -	$ 6,409	$ -	$ 6,409

Receivables	-	39	-	39

Deposits	-	12	-	12

Total financial assets	$ -	$ 6,460	$ -	$ 6,460

Financial liabilities

Accounts payable and accrued liabilities	$ -	$ -	$227	$ 227

Lease liabilities	-	-	549	549

Loan payable	-	-	11,139	11,139

Total financial liabilities	$ -	$ -	$ 11,915	$ 11,915

December 31, 2021	FVTPL	Amortized cost (financial assets)	Amortized cost (financial liabilities)	Total

Financial assets

Cash and cash equivalents	$-	$7,090	$-	$7,090

Receivables	-	40	-	40

Deposits	-	12	-	12

Total financial assets	$-	$7,142	$-	$7,142

Financial liabilities

Accounts payable and accrued liabilities	$-	$-	$101	$101

Lease liabilities	-	-	99	99

Loan payable	-	-	10,262	10,262

Total financial liabilities	$-	$-	$10,462	$10,462

b)	Financial risk management

i)	Credit risk
The Company’s credit risk is primarily attributable to cash and cash equivalents and receivables.
The Company limits its credit exposure on cash and cash equivalents held in bank accounts by holding its key transactional bank accounts and investments with large, highly rated financial institutions.
The Company’s receivables balance was not significant and, therefore, was not exposed to significant credit risk.
The carrying amount of financial assets recorded in the consolidated financial statements, net of any allowances for losses, represents the Company’s maximum exposure to credit risk.

ii)	Liquidity risk
The Company manages liquidity risk by trying to maintain enough cash balances to ensure that it is able to meet its short term and long-term obligations as and when they fall due. Company-wide cash projections are managed centrally and regularly updated to reflect the dynamic nature of the business and fluctuations caused by commodity price and exchange rate movements.
The Company’s operating results may vary due to fluctuation in commodity price, inflation, and foreign exchange rates.

iii)	Interest rate risk
The Company’s interest rate risk arises primarily from the interest received on cash and cash equivalents and on loan payable which is at variable rates (Note 8). As at December 31, 2022, with other variables unchanged, a 1% increase in the interest rate applicable to loan payable would result in an insignificant change in net loss. Deposits are invested on a short-term basis to enable adequate liquidity for payment of operational and exploration expenditures. The Company does not believe that it is exposed to material interest rate risk on its cash and cash equivalents.
As at December 31, 2022, the Company has not entered into any contracts to manage interest rate risk.

iv)	Foreign exchange risk
The functional currency of the parent company is C$. The functional currency of the significant subsidiaries and the reporting currency of the Company is the United States dollar.
As at December 31, 2022, the Company has not entered into contracts to manage foreign exchange risk.
The Company is exposed to foreign exchange risk through the following assets and liabilities:

	December 31, 2022	December 31, 2021

Cash and cash equivalents	$6,409	$7,090

Accounts payable and accrued liabilities	(227)	(101)

	$6,182	$6,989
As at December 31, 2022, with other variables unchanged, a 10% increase or decrease in the value of the USD against the currencies to which the Company is normally exposed (C$) would result in an increase or decrease of approximately
$0.6 million to net loss for the year ended December 31, 2022.